UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 19, 2005

(Date of report)

CARACO PHARMACEUTICAL LABORATORIES, LTD.

(Exact name of registrant as specified in its charter)

Michigan	0-24676	38-2505723
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1150 Elijah McCoy Drive, Detroit, Michigan 48202

(Address of principal executive offices)

(313) 871-8400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 19, 2005, the Compensation Committee of the Board of Directors of registrant approved annual salaries (for fiscal year 2006, effective April 1, 2005) and eligibility for performance bonuses based on achievement of various criteria during fiscal year 2006 to its executive officers (other than the Chief Executive Officer) as follows:

Name	Title	Fiscal 2006 Salary	Fiscal 2006 Performance Bonus Eligibility

Jitendra N. Doshi	CFO & COO	$200,000	up to 30% of salary

Robert Kurkiewicz	Sr. V.P. - Technical	$152,250	up to 23% of salary

Gurpartap Singh Sachdeva	V.P. – Sales & Marketing	$175,500	up to 25% of salary

Item 9.01. Financial Statements and Exhibits

c)	Exhibits.

Exhibit No.	Description

10.16    Summary of fiscal year 2006 executive officer salaries and performance bonus eligibility (other than the Chief Executive Officer).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARACO PHARMACEUTICAL LABORATORIES, LTD.

Date:	August 25, 2005	By: /s/ Daniel H. Movens ——————————————— Daniel H. Movens Chief Executive Officer

Exhibit Index

10.16	Summary of fiscal year 2006 executive officer salaries and performance bonus eligibility (other than the Chief Executive Officer).